Exhibit 10.38

CONTRIBUTION AGREEMENT

December 21, 2011

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TABLE OF CONTENTS

(continued)

EXHIBITS

Exhibit A	The Company
Exhibit B	Description of Real Property
Exhibit C	Description of Loan
Exhibit D	Schedule of Existing Title Insurance Policy
Exhibit E	Form of Assignment and Acceptance
Exhibit F	Schedule of Leases
Exhibit G	Schedule of Contracts
Exhibit H	Rent Roll
Exhibit I	Schedule of Leasing Commission Agreements
Exhibit J	Percentage Rent and CAM

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CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT is made this 21st day of December, 2011, by and among PAI GP LLC, a Delaware limited liability company (the “General Partner”), PECO-ARC Institutional Joint Venture I, L.P., a Delaware limited partnership (the “Partnership”), and Phillips Edison – ARC Shopping Operating Partnership, L.P., a Delaware limited partnership (“Contributor”).

R E C I T A L S:

A. Pursuant to the provisions of a certain Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”) dated November 11, 2011, the General Partner, certain “CBREI Investors” party thereto (each a “CBREI Investor”) and Phillips Edison NTR LLC, a Delaware limited liability company (“Sub-Advisor”), formed and are the sole partners of the Partnership.

B. Contributor is the sole member of a certain limited liability company described in Exhibit A (the “Company”), which is the fee owner of a certain property described in Exhibit B (the “Real Property”) and the owner of the Intangible Personal Property, the Tangible Personal Property, the Contracts, the Leases and the Licenses (all as hereinafter defined and, together with the Real Property are collectively referred to herein as the “Property”).

C. The Partnership Agreement requires Contributor to contribute its membership interests in the Company (the “Company Interests”) to the General Partner, which, in turn, contributes the Company Interests to the Partnership as part of its “Capital Contribution” (as defined in the Partnership Agreement) as a partner of the Partnership, subject to the terms of the Partnership Agreement, all upon the terms and conditions set forth in this Agreement.

A G R E E M E N T S

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, agreements, covenants and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contributor and the Partnership hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. In addition to the other terms defined elsewhere herein, the following terms as used herein shall have the respective meanings indicated below:

Agreement: This Contribution Agreement, including the Exhibits attached hereto which are incorporated herein and made a part hereof by this reference.

Assignment: As defined in Section 2.1.

Capital Contribution Amount: As defined in Section 2.2.

Closing: The consummation of the transaction contemplated by this Agreement.

Closing Date: As defined in Section 9.1.

Contracts: All written or oral (i) insurance, service, maintenance, operating, repair, collective bargaining, employment, employee benefit, management, leasing, supply, purchase, consulting, professional service, advertising, promotion, public relations, construction contracts and commitments, and equipment warranties (excluding the Leases and the recorded documents evidencing the Permitted Title Exceptions) in any way related to the Property or any part thereof which have been entered into by or are binding upon the Company or the Property, or pursuant to which goods, services and supplies are furnished to the Company or the Property, which will survive the Closing; (ii) equipment leases and all rights and options of the Company thereunder, including rights to renew or extend the term or purchase the leased equipment, relating to equipment leased by or on behalf of the Company, located in or upon the Real Property or used in connection therewith, which will survive the Closing; and (iii) guarantees and warranties which benefit the Company in effect with respect to the Property or any portion thereof.

GAAP. United States generally accepted accounting principles.

Hazardous Materials: As defined in Section 7.1(w).

Intangible Personal Property: All of the Company’s rights, if any, to the trade names of each Real Property and all other logos, designs, trade names, trademarks, service marks and applicable telephone number or numbers, and other intellectual property used by the Company in connection with the ownership and operation of the Property, together with the goodwill of the business appurtenant thereto.

Leases: All leases, tenancies and rental agreements (other than subleases or similar agreements to which the Company is not a party and which are not binding on the Company) with respect to space within the Real Property, and all modifications, extensions, amendments and guarantees thereof and all related correspondence, notices and documentation.

Leasing Commission Agreement: All brokerage or leasing commission agreements with respect to the leasing of the Property.

Legal Requirements: All laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments and governmental authorities having jurisdiction of the Property and the operation thereof (including, for purposes hereof, any local Board of Fire Underwriters).

Lenders: The lender set forth on Exhibit C hereto.

Licenses: All licenses, franchises, certifications, authorizations, certificates of occupancy, notices, approvals and permits issued or approved by any governmental authority and relating to the Company’s (and not any tenant’s) operation, ownership and maintenance of the Real Property or Personal Property or any part thereof including elevator permits, machinery permits, business licenses, ingress and egress permits and the like.

Loans: That certain first mortgage loan described on Exhibit C hereto and secured by the Property.

Loan Documents: All documents evidencing or securing the Loan.

New Title Policy: If applicable, date-down endorsements of the Company’s existing title insurance policy, as set forth on Exhibit D hereto, dated on or about the Closing Date or an ALTA Owner’s Title Insurance Policy Form B-1970 issued by Title Insurer on or about the date of Closing Date in the amount set forth on Exhibit C hereto, insuring the Company as the owner of fee title to the Real Property, subject to the Permitted Title Exceptions, and with such endorsements thereto as the Partnership may require, including a non-imputation endorsement waiving any limitation on coverage due to the knowledge of the Company, Contributor and their respective affiliates prior to the Closing Date.

Permitted Title Exceptions: The matters listed as exceptions in the title insurance policies set forth in Exhibit D.

Real Property: The land parcels described on Exhibit B, together with the grocery store anchored shopping center listed on Exhibit B constructed thereon, together with all other improvements thereon or therein (including all replacements or additions thereto between the date hereof and the Closing Date); all systems, facilities, fixtures, machinery, equipment and conduits owned by the Company to provide fire protection, security, heat, exhaust, ventilation, air-conditioning, electrical power, light, plumbing, refrigeration, gas, sewer and water thereto; all shrubs, trees and plants thereon; all oil, gas, water and mineral rights, whether or not appurtenant thereto, owned by the Company; all easements and appurtenances thereto belonging and all right, title and interest of the Company in and to any streets, alleys, passages and other rights-of-way included therein or adjacent thereto (before or after the vacation thereof).

Restricted Person: Any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, or other entity which (i) is included on the List of Specially Designated Nationals and Blocked Persons maintained by the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”), (ii) resides or has a place of business in a country or territory named on an OFAC list or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering or transfers its funds from or through such a jurisdiction, (iii) resides in or is organized under the laws of a jurisdiction designated by the Secretary of the Treasury of the United States as warranting special measures due to money laundering concerns, (iv) is a senior foreign political figure, member of a senior foreign political figure’s immediate family or close associate of a senior foreign political figure (as each is defined below), or (v) is a foreign shell bank (as defined below). For purposes of this definition, senior foreign political figure means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a senior foreign political figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. The immediate family of a senior foreign political figure includes the senior foreign political figure’s parents, siblings, spouse, children and in-laws. A close associate of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure. For purposes of this definition, “foreign shell bank” means a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision.

Surveys: A survey of the Property prepared by a surveyor licensed by the state in which the Property is located, which is prepared in accordance with the current Minimum Standard Detail Requirements for Land Title Surveys adopted by the American Land Title Association and American Congress on Surveying and Mapping.

Tangible Personal Property: All tools, machinery, equipment, fixtures, furnishings, advertising materials (including leasing brochures, drawings and other marketing or promotional materials), letterheads, envelopes, signs, supplies and other tangible personal property situated in or upon or used in connection with the operation or maintenance of the Real Property or any part thereof, owned by the Company, and all replacements thereto between the date hereof and the Closing Date.

Tax or Taxes: All taxes, fees, levies or other assessments imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof, including income, gross receipts, excise, real and personal property, premiums, municipal, capital, value-added, goods and services, consumption, sales, transfer, license, payroll and franchise taxes, and such term shall include any interest, penalties or additions to tax attributable to such taxes, fees, levies or other assessments.

Title Insurer: Chicago Title Insurance Company.

ARTICLE 2

CONTRIBUTION

2.1 Contribution. Subject to the conditions and on the terms contained in this Agreement, Contributor agrees to contribute, assign and set over unto the General Partner, which, in turn, agrees to contribute, assign and set over unto the Partnership, the Company Interests free and clear of all liens, charges, encumbrances, pledges and security interests and as a contribution to the capital of the Partnership. Said contribution shall be effected on the Closing Date pursuant to an instrument (the “Assignment”) in the form of Exhibit E.

2.2 Capital Contribution Amount. Pursuant to the Partnership Agreement, on the Closing Date the General Partner will be credited with having made a “Capital Contribution” (as defined in the Partnership Agreement) in an amount (the “Capital Contribution Amount”) equal to (i) the “Gross Asset Value” (as defined in the Partnership Agreement) of the Property, less (ii) the amount of all of the liabilities of the Company and any other liabilities encumbering the Property as of the Closing Date, and (iii) as further adjusted as provided in Section 5.1 with respect to prorations and closing expenses. The Capital Contribution Amount will be set forth on the settlement statement executed by the Partnership and the General Partner on the Closing Date (subject to post-closing adjustment as provided herein).

ARTICLE 3

SURVEY

3.1 Surveys. Contributor has delivered to the General Partner and the Partnership a true, correct and complete copy of the most current existing Survey for the Real Property.

ARTICLE 4

TITLE AND SEARCHES

4.1 Title. Contributor has delivered to the General Partner and the Partnership the title insurance policy listed on Exhibit D, together with a copy of each document of record reflected therein. If applicable, on the Closing Date, Contributor shall cause the Title Insurer to issue the New Title Policy.

4.2 Searches. Contributor has furnished to the General Partner and the Partnership searches confirming the absence of security interests, judgments, tax liens and bankruptcy proceedings affecting (i) the Company interest in the Property (except Permitted Title Exceptions), (ii) the Company Interests or (iii) the Company.

ARTICLE 5

PRORATIONS; TAX ALLOCATIONS

AND CLOSING EXPENSES

5.1 Prorations.

(a) Contributor and the Partnership shall jointly prepare not less than five (5) days prior to the Closing Date, a closing settlement statement estimating the closing prorations and adjustments of the following items (without duplication of one another or any other provision hereof):

(i) All rents billed for the month in which the Closing Date occurs will be prorated as of 11:59 p.m. on the day immediately preceding the Closing Date (the “Cut-Off Time”) based on the amounts billed and the actual number of days in the month during which the Closing Date occurs; and Contributor will be entitled to such rent for the period on and before the Cut-Off Time, and the Partnership will be entitled to such rent for the period after the Cut Off Time. All rents payable by each tenant whose Lease commences on or after the Closing shall belong entirely to the Partnership, including any pre-paid rents received by Contributor or the Company. Should rent be received subsequent to Closing by the Partnership or the Company which belongs to Contributor, it will be promptly remitted to Contributor, and should rent be received subsequent to Closing by Contributor which belongs to the Partnership, it will promptly be remitted to the Partnership. If the Company collects any rent after the Closing Date from any tenant who was delinquent in the payment of rent as of the Closing Date, such rent shall be applied by the Company (1)

first to the reimbursement of any cost or expense (including attorney fees) incurred by the Company or its agents in collecting such rent, (2) second, the remainder to the calendar month in which the Closing Date occurred, (3) third, the remainder to any calendar month or months following the calendar month in which the Closing Date occurred, until the tenant is current with respect to all rents payable after the Closing Date, and (4) finally any remainder to calendar months prior to the month in which the Closing Date occurred.

(ii) An amount equal to all cash tenant security deposits previously received by Contributor (or its predecessors as landlord under the Leases), to the extent not previously returned to such tenants or applied against rent or other obligations of tenants, will be credited to the Partnership.

(iii) Rent and other charges owed or paid by Contributor under any ground lease, if applicable, will be prorated as of the Cut-Off Time.

(iv) Personal property Taxes, gas, electric, steam, water and sewer charges, and other utility charges (utility charges will be prorated based on the last reading of meters prior to Closing performed at Contributor’s request, if possible) as of the Cut-Off Time.

(v) Real property Taxes will be prorated as of the Cut-Off Time.

(vi) Amounts owed or paid by Contributor under the Licenses will be prorated as of the Cut-Off Time.

(vii) Amounts owed or paid by Contributor under any reciprocal easement agreement will be prorated as of the Cut-Off Time.

(viii) Leasing commissions, tenant improvement allowances and other leasing costs for each Lease will be amortized over the term of the Lease in accordance with US GAAP. Leasing costs paid by the Company prior to the Cut-Off Time in excess of the portion of such costs amortized prior to the Cut-Off Time will be treated in accordance with GAAP and credited to Contributor.

(ix) An amount equal to any utility deposits posted by the Company with utilities as of the Cut-Off Time will be credited to Contributor.

(x) An amount equal to any escrows posted by the Company with the Lenders pursuant to the Loan Documents will be credited to Contributor.

(xi) The principal amount of, and all accrued and unpaid interest on the Loan as of the Cut-Off Time will be credited to the Partnership in computing the Capital Contribution Amount.

(xii) Except as otherwise provided herein, all other cash, including working capital, bank account balances or other cash-equivalents, held by the Company as of the Cut-Off Date will be credited to Contributor (and will continue to be held by the Company).

(xiii) Except as otherwise provided herein, all other liabilities of the Company, current or contingent (e.g., accrued expenses or accounts payable), as of the Cut-Off Time will be credited to the Partnership, to the extent that such liabilities would be required to appear on the Company’s balance sheet prepared in accordance with GAAP.

(xiv) Except as otherwise provided herein, all other pre-paid expenses of the Company as of the Cut-Off Time will be credited to Contributor.

(xv) All amounts for costs of Closing in accordance with Section 5.2.

(xvi) Such other matters as are customarily prorated in similar transactions where the Property is located will be prorated as of the Cut-Off Time.

(b) Prorations and/or adjustments shall be effected at Closing by increasing the Capital Contribution Amount (if the prorations and/or adjustments result in a net credit to Contributor) or by reducing the Capital Contribution Amount (if the prorations and/or adjustments result in a net credit to the Partnership).

(c) If the actual amounts of the items prorated and/or adjusted are not known as of the Closing Date, the prorations and/or adjustments will be made at Closing on the basis of the best evidence then available; thereafter, when actual figures are received, re-prorations and/or re-adjustments will be made on the basis of the actual figures, and a final computation of the Capital Contribution Amount will be made by Contributor and the Partnership not later than the date that is one hundred eighty (180) days following the end of the calendar year during which Closing occurs.

(d) If the Closing Date shall occur before the real property tax rate is fixed, the apportionment of Taxes shall be upon the basis of the tax rate for the preceding fiscal year applied to the latest assessed valuation. If, subsequent to the Closing Date, Taxes are determined to be higher or lower than those that were apportioned, a new computation shall be made, and a re-proration or adjustment of the Capital Contribution Amount will be effected.

(e) Percentage rent, if any, payable under any Lease shall be prorated with respect to the full lease year or other applicable full period provided for under the Lease in which the Closing occurs on a per diem basis as and when collected. The proration of percentage rent, if any, shall be based on aggregate sales for the full lease year or other applicable full period under the Lease, by attributing tenant’s specific periodic sales amount to the period before the Closing Date and the period from and after the Closing Date and then applying the applicable percentage rent percentage. Any percentage rent collected by the Company after Closing (including any percentage rent which is delinquent) and pertaining to (i) an entire lease year or accounting period of a tenant under a Lease which ends on a date prior to the Closing Date or (ii) that portion of a lease year or accounting period of such tenant covering a period prior to the Closing Date where such lease year or accounting period begins prior to the Closing Date and ends thereafter, shall in both cases be paid to Contributor promptly after receipt by the Company.

5.2 Income Tax Allocations. For federal, state and local income tax purposes, Contributor and the Partnership will cause the Company to allocate all items of profit and loss for the tax year in which the Closing occurs to Contributor and the Partnership as of the Cut-Off Time based on the “closing of the books” method.

5.3 Closing Expenses. The Partnership (or its designee under Section 9.6) will bear the cost (not to exceed $125,000 in the aggregate, together with all other costs incurred by the Partnership or the Contributor in negotiating this Agreement and the Partnership Agreement and all other costs of organizing the Partnership and the contribution by Contributor or its affiliates of additional properties to the Partnership) for all closing costs and expenses incurred in completing the Closing, including: (i) the legal expenses of the Partnership and Contributor in connection with the subject transaction, (ii) title insurance premiums, (iii) survey costs, (iv) lien searches, (v) Lender consent fees or other charges, (vi) transfer taxes and (vii) recording fees and stamp duties. Any such expenses or costs required to be borne by the Partnership (or its designee) shall, at the Partnership’s election either (i) be paid by the Partnership (or its designee) or (ii) be paid by Contributor, in which case under this clause (ii) Contributor shall receive an additional credit to its Capital Contribution Amount for such payments, as reflected on the settlement statement.

ARTICLE 6

BROKERAGE

6.1 Brokerage. Each of Contributor and the Partnership hereby represents and warrants to the other party that neither of them has dealt with any broker or finder in respect to the transactions contemplated hereby, and each such party hereby agrees to indemnify the other party for any claim for brokerage commission or finder’s fee asserted by a person, firm or corporation claiming to have been engaged by either of them.

ARTICLE 7

REPRESENTATIONS OF CONTRIBUTOR

7.1 Representations of Contributor. Contributor hereby represents and warrants to the Partnership that:

(a) Due Organization and Authority. Contributor has full right, power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution and delivery by Contributor of this Agreement and any other documents required of Contributor hereunder and the performance and observance of all of its terms, conditions and obligations, have been or will be duly authorized by all necessary actions of Contributor. Performance of this Agreement will not result in a breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon the Property under, any agreement or other instrument to which Contributor is a party or by which Contributor or the Property are bound. Contributor is a limited partnership validly formed and duly organized and existing under the laws of Delaware.

(b) Consents. No consent, waiver, approval or authorization is required from any person or entity (including the Lenders) in connection with the execution and delivery of this Agreement by Contributor or the performance by Contributor of the transactions contemplated hereby.

(c) Bankruptcy. Neither Contributor nor the Company has (i) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (ii) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator or similar official in any federal, state or foreign judicial or non-judicial proceedings, to hold, administer and/or liquidate all or substantially all of its property, or (iii) made an assignment for the benefit of creditors.

(d) The Company. Since its formation the sole business of the Company has been to acquire, own, manage, develop, operate, finance, refinance, lease, sell and otherwise deal with and dispose of part or all of the Property and conduct such other activities as may be necessary, advisable, convenient or appropriate to promote or conduct the forgoing activities.

(e) No Employees. The Company does not have and has never had any employees.

(f) Ownership of Company Interests. The Company Interests to be assigned to the General Partner, and, in turn, to the Partnership have been duly authorized and issued and are free and clear of all liens, security interests and encumbrances of any kind and nature whatsoever. The Company Interests represent 100% of the outstanding equity interests in the Company, and there are no options, warrants, subscription rights or rights of conversion or exchange that would obligate the Company to issue additional equity interests.

(g) No Purchase Options. Neither Contributor nor the Company has granted any tenant or other person the option or right (including any right of first refusal) to purchase the Property or any interest in the Company.

(h) Taxes. Either Contributor or the Company has timely filed all tax returns required to be filed by the Company and has paid (or Contributor has caused to be paid on its behalf) all Taxes shown on such tax returns as required to be paid by it, and all such tax returns are complete and accurate in all material respects. No deficiencies for any Taxes have been proposed, asserted or assessed in writing against the Company, and no requests for waivers of the time to assess any such Taxes are pending. No tax returns of the Company are currently being audited by any applicable taxing authority. All payments for withholding Taxes, unemployment insurance and other amounts required to be withheld and deposited or paid to all taxing authorities have been so deposited or paid by the Company on or before the applicable due date.

(i) Leases. The Leases listed in Exhibit F hereto are all of the Leases affecting the Real Property and are in full force and effect. Except as disclosed in Exhibit F: (i) no tenant is in arrears for rent for more than 30 days; (ii) Company has not received any advance payment of rent on account of any of the Leases (other than for the current month); (iii) no default of which the Company is aware on its part as landlord exists or remains unremedied; (iv) true and correct copies of the Leases have been delivered to the Partnership, and the Leases have not been modified except to the extent that such modifications are disclosed in the Leases or any documents attached thereto; (v) except as described in the Leases, tenants are not entitled to any concession, rebate, allowance or free rent for any period subsequent to the Closing Date; and (vi) the tenants under the Leases have no deed, option or other interest in the Property, except their interest as tenant under the Leases.

(j) Rent Roll. To Contributor’s knowledge, the rent roll attached hereto as Exhibit H is true, correct and complete and reflects, with respect to each Lease: (i) the space occupied, (ii) the name of the tenant, (iii) the term of the Lease, (iv) the security or other deposit collected and/or applied. To Contributor’s knowledge, Exhibit J attached hereto is true, correct and complete and reflects, with respect to each Lease: (i) the base and percentage rent payable by the tenant and (ii) the share of CAM and other charges payable by the tenant.

(k) Contracts. The Contracts listed in Exhibit G hereto are all of the Contracts currently affecting the Property, true and correct copies of which have been delivered to the Partnership. Each of the Contracts is in good standing and in full force and effect and has not been modified or amended, except as indicated in Exhibit G hereto.

(l) Leasing Commission Agreements. To Contributor’s knowledge, the only Leasing Commission Agreements currently affecting the Property are listed on Exhibit I hereto, true and correct copies of which have been delivered to the Partnership.

(m) Loan Documents. The Loan Documents referred to in Exhibit C are all of the agreements evidencing, securing or otherwise providing for the Loan and the obligations of the Company thereunder, true and correct copies of which have been delivered to the Partnership.

(n) No Other Agreements. Except for the Loan Documents, the Leasing Commission Agreements, the Contracts and the Leases, the Company is not a party to any written agreement pertaining to the Property or its operation which will survive Closing.

(o) Title to Tangible Personal Property. The Company owns the Tangible Personal Property and each item thereof free and clear of liens, security interests, encumbrances, except as reflected in the Permitted Title Exceptions.

(p) Title to Intangible Personal Property. The interest of the Company in the Contracts, Leases, Licenses and Intangible Personal Property is free and clear of all encumbrances and has not been pledged, transferred or assigned to any other persons except as reflected in the Permitted Title Exceptions.

(q) Partnership Agreement. The acquisition and ownership by the Partnership of the Property does not violate any provision of the Partnership Agreement and is consistent with the Partnership’s “Investment Strategy” and “REIT Guidelines” (as such terms are defined therein).

(r) Litigation. There is no pending litigation or other legal proceedings with respect to the ownership or operation of the Property or any part thereof other than those claims which are adequately covered by existing insurance policies.

(s) Violations of Legal Requirements. The Company has received no written notice of any violations of Legal Requirements in respect to the Property which have not been corrected.

(t) Condemnation, Taxes, Assessments. The Company has received no written notice of any existing, pending, or threatened (i) condemnation of any part of the Real Property; (ii) widening, change of grade or limitation on use of streets abutting the Real Property; (iii) special tax or assessment to be levied against the Real Property; or (iv) change in the zoning classification of the Real Property.

(u) Utilities. The Company has received no notice of the actual or threatened reduction or curtailment of any utility service now supplied to the Property.

(v) Insurance. The Company has maintained insurance policies at all times during its ownership of the Property, with financially sound and reputable insurers, covering risks of a character usually insured against by property owners engaged in the same or similar business (including all-risk casualty and general liability coverage), and the Company has paid all premiums due under such insurance policies.

(w) Environmental Matters. Except for matters disclosed in any environmental reports delivered to or obtained by the Partnership, Contributor has received no written notice that any Hazardous Materials (as defined below) are located on the Property in violation of applicable environmental laws or that the Company or the Property is in violation of applicable environmental laws. The term “Hazardous Materials” shall mean any substance, material, waste, gas or particulate matter which is regulated by any local governmental authority, the State of in which a Property is located, or the United States Government and which is (i) defined as a “hazardous waste,” “hazardous material,” “hazardous substance,” “extremely hazardous waste,” or “restricted hazardous waste” under any provision of applicable local law; (ii) designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act, 33 U.S.C. § 1251 et seq. (33 U.S.C. § 1317); (iii) defined as a “hazardous waste” pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq. (42 U.S.C. § 6903); or (iv) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq. (42 U.S.C. § 9601).

(x) Balance Sheet. Contributor has delivered or caused to be delivered to the Partnership the balance sheet of the Company as of the end the most recent month, which balance sheet has been prepared in accordance with GAAP and, to Contributor’s knowledge, presents fairly, in all material respects, the financial position of the Company as of such date. To Contributor’s knowledge, the Company has no liabilities which are not reflected on such balance sheet, other than liabilities incurred by it in the ordinary course of owning and operating the Property since the date of such balance sheet, all of which liabilities have been taken into account in computing the Capital Contribution Amount.

(y) Non-Foreign Entity. Contributor is not a “foreign person” or pursuant to Section 1445 of the Code and the regulations promulgated thereunder.

(z) Restricted Person. Neither Contributor nor the Company, nor, to Contributor’s knowledge, any of Contributor’s owners, is a Restricted Person.

ARTICLE 8

INDEMNITY

8.1 Indemnity. Contributor hereby agrees to indemnify, defend and hold the Partnership harmless from and against any and all loss, damage, liability and expense (including reasonable attorneys’ fees and other litigation expense) which the Partnership may suffer, sustain or incur as a result of (i) any misrepresentation or breach of warranty by Contributor, and (ii) any Taxes arising from or relating to the Company Interest, the Company or the Property, but only to the extent the same relate to the period prior to the Cut-Off Time.

ARTICLE 9

CLOSING

9.1 Closing. The Closing shall take place on the date mutually agreed by Contributor and the Partnership (the “Closing Date”), but only after both (i) Contributor shall have delivered to the Partnership the Survey, title insurance policy and other documents required by Articles 3 and 4 and copies of the Leases, Rent Roll, Leasing Commission Agreements, Contracts and other documents contemplated by Contributor’s representations under Article 7 and (ii) the Partnership shall have confirmed to Contributor that it is satisfied with such deliveries and is ready to complete the Closing. Contributor shall promptly notify the Partnership if the Property suffers any material casualty; and in that event, at the election of the Partnership either (i) such casualty shall have been repaired prior to Closing or (ii) the Company shall retain the insurance proceeds, and the Partnership shall receive a proration credit against the Capital Contribution Amount in respect of any insurance deductible amount.

9.2 Contributor’s Deliveries. On the Closing Date Contributor shall deliver or cause to be delivered to the Partnership the following closing documents, each of which shall be in form and substance reasonably acceptable to the Partnership:

(a) If applicable, New Title Policy; and

(b) The Assignment.

9.3 Partnership’s Deliveries. On the Closing Date, the Partnership shall deliver or cause to be delivered to Contributor the Acceptance to the Assignment in the form of Exhibit E.

9.4 Concurrent Deliveries. The Partnership and Contributor shall deliver to each other at closing an agreed settlement statement duly executed by the respective parties.

9.5 Concurrent Transactions. All documents or other deliveries required to be made by the Partnership or Contributor at Closing, and all transactions required to be consummated concurrently with Closing, shall be deemed to have been delivered and to have been consummated simultaneously with all other transactions and all other deliveries, and no delivery shall be deemed to have been made, and no transaction shall be deemed to have been consummated, until all deliveries required by the Partnership or Contributor shall have been made, and all concurrent or other transactions shall have been consummated.

9.6 Designated Subsidiary. The Partnership may designate one or more of its “Property Entities” or the “Subsidiary REIT” (as such terms are defined in the Partnership Agreement) to consummate the acquisition of the Company Interest contemplated by this Agreement, in which case all references to “the Partnership” in this Agreement shall be deemed to include such Property Entities or REIT Subsidiary; provided, however, that notwithstanding such designation the Capital Contribution Amount shall constitute a contribution to the equity capital of the Partnership.

ARTICLE 10

NOTICES

10.1 Notices. All notices, demands, requests or other communications (collectively, “Notices”) which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered or transmitted by e-mail (with the original to be sent the same day by Federal Express or other nationally recognized overnight delivery service) or by Federal Express or other nationally recognized overnight delivery service addressed to the recipient at its address set forth below (or at such other address as the recipient may theretofore have designated in writing). Each Notice which shall be hand delivered or sent by Federal Express in the manner described shall be deemed sufficiently given, served, sent, received, or delivered for all purposes on the day the Notice is delivered to the addressee (with the return receipt, the delivery receipt, or the affidavit of messenger being deemed conclusive (but not exclusive) evidence of such delivery), provided that if delivery is refused, then on the day that delivery of the Notice is refused by the addressee upon presentation. Each Notice which shall be e-mailed in the manner described above shall be deemed sufficiently given, served, sent, received, or delivered for all purposes on the date of such e-mail provided that the original of such notice is sent by Federal Express or other nationally recognized overnight delivery service, as provided above. Subject to the above, all Notices shall be addressed as follows:

If to the Partnership, to:	In care of CBRE Investors 21 Bryanston Street London, W1H 7PR United Kingdom Attention: Stuart Savidge e-mail: gmmreporting@cbreinvestors.com,

and

CBRE Investors 800 Bolyston St, Suite 2800 Boston, MA 02119 Attention: Scott D. Brown, CFA, and Justin D. Seaman e-mail: sbrown@cbreinvestors.com, jseaman@cbreinvestors.com

and

Phillips Edison NTR LLC 11501 Northlake Drive Cincinnati, Ohio 45249 Attention: R. Mark Addy e-mail: maddy@phillipsedison.com

With copies to:	Jones Day 222 East 41st Street New York, New York 10017 Attention: Kent R. Richey, Esq. e-mail: krrichey@jonesday.com

DLA Piper LLP (US) 4141 Parklane Avenue, Suite 300 Raleigh, North Carolina 27619 Attention: Robert H. Bergdolt e-mail: robert.bergdolt@dlapiper.com

If to the General Partner, to:	PAI GP LLC 11501 Northlake Drive Cincinnati, Ohio 45249 Attention: R. Mark Addy e-mail: maddy@phillipsedison.com

With copies to:	DLA Piper LLP (US) 4141 Parklane Avenue, Suite 300 Raleigh, North Carolina 27619 Attention: Robert H. Bergdolt e-mail: robert.bergdolt@dlapiper.com

If to Contributor, to:	Phillips Edison – ARC Shopping Center Operating Partnership, L.P. 175 E. 400 South, Suite 402 Salt Lake City, Utah 84111 Attention: Jeffrey Edison e-mail: jedison@phillipsedison.com

and

Phillips Edison – ARC Shopping Center Operating Partnership, L.P. 11501 Northlake Drive Cincinnati, Ohio 45249 Attention: John Bessey e-mail: jbessey@phillipsedison.com

With a copy to:	DLA Piper LLP (US) 4141 Parklane Avenue, Suite 300 Raleigh, North Carolina 27619 Attention: Robert H. Bergdolt e-mail: robert.bergdolt@dlapiper.com

ARTICLE 11

GENERAL

11.1 Entire Agreement, Amendments and Waivers. This Agreement and the Partnership Agreement contain the entire agreement and understanding of the parties in respect to the subject matter hereof, and the same may not be amended, modified or discharged nor may any of its terms be waived, except by an instrument in writing signed by the party to be bound thereby. The waiver of any term or provision of this Agreement shall not constitute a waiver of any other term or provision of this Agreement, nor shall the right to require any enforcement of any term or provision of this Agreement be permanently waived, if a continuing breach of any such term or provision arises. If the provisions of this Agreement shall conflict with the provisions of the Partnership Agreement, the provisions of the Partnership Agreement shall control.

11.2 Construction. The provisions of this Agreement shall be construed as a whole according to their common meaning, not strictly for or against any party and consistent with the provisions herein contained. The Table of Contents and captions preceding the text of each Article and Section are included only for convenience of reference and shall be disregarded in the construction or interpretation of this Agreement.

11.3 Further Assurances. The parties each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances and to take all such further action before or after the closing as shall be necessary or desirable to perform this Agreement and consummate and effect the transactions contemplated hereby.

11.4 Survival and Benefit. The representations, warranties, agreements, obligations and indemnities of the parties shall survive Closing without limit, and the same shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that the representations and warranties set forth in Sections 7.1(i) through (z) shall survive for a period of only one year following the Closing Date, and any claims which may be made thereunder after said one-year anniversary shall be forever barred; provided further, however, that, if notice of any such claim is given prior to the end of such one-year period, then such claim shall survive until such later date as such claim is finally resolved.

11.5 No Waiver. The failure of a party to insist upon the strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not constitute a waiver of such party’s right to demand strict compliance in the future.

11.6 Governing Law. This Agreement, and the rights and obligations of the parties hereto shall be governed by and interpreted in accordance with the laws of the State of Delaware.

11.7 Interpretation.

(a) The headings and captions herein are inserted for convenient reference only and the same shall not limit or construe the paragraphs or sections to which they apply or otherwise affect the interpretation hereof.

(b) The terms “hereby,” “hereof,” “hereto,” “herein,” “hereunder” and any similar terms shall refer to this Agreement, and the term “hereafter” shall mean after, and the term “heretofore” shall mean before, the date of this Agreement.

(c) Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words importing the singular number shall mean and include the plural number and vice versa.

(d) Words importing persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons.

(e) The terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to.”

(f) This Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g) Whenever under the terms of this Agreement the time for performance of a covenant or condition falls upon a Saturday, Sunday or material holiday, such time for performance shall be extended to the next business day. Otherwise, all references herein to “days” shall mean calendar days.

(h) Time is of the essence of this Agreement.

(i) If any provision hereof or the application of any such provision to any particular person or circumstance is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof or the application of such provision to different person(s) or circumstance(s), as the case may be.

11.8 Consents and Approvals. Whenever consents or approvals are required under the terms of this Agreement, said consents or approvals shall be in writing.

11.9 Publicity. Either party may issue press releases, advertisements and other promotional materials describing such party’s participation in the subject transaction; provided, however, that the other party shall have the right to approve all references to it in any press release, advertisement or promotional materials in advance of issuance.

11.10 Waiver. EACH PARTY HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THIS AGREEMENT. Each party hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in Delaware, in respect of the interpretation and enforcement of this letter agreement and the transactions contemplated hereby, and each party hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this letter agreement may not be enforced in or by such courts. Each party hereby irrevocably agrees that all claims with respect to any such action or proceeding shall be heard and determined in such a Delaware or Federal court.

11.11 Severability. Invalidation of any provision contained in this Agreement, or of the application thereof to any Person or circumstance, shall in no way affect any of the other provisions hereof, or the application of such provision to any other Person or circumstance, and the same shall remain in full force and effect.

11.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which as executed shall constitute an original and all of which shall constitute one Agreement binding on all the parties.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Contributor:

PHILLIPS EDISON – ARC SHOPPING CENTER OPERATING PARTNERSHIP, L.P.

By: Phillips Edison Shopping Center OP GP LLC
Its: General Partner

By: Phillips Edison – ARC Shopping Center REIT Inc.
Its: Managing Member

By:	/s/ R. Mark Addy
	Name:	R. Mark Addy
	Title:	Chief Operating Officer

The Partnership:

PECO-ARC INSTITUTIONAL JOINT VENTURE I, L.P.

By: PAI GP LLC
Its: General Partner

By:	/s/ R. Mark Addy
	Name:	R. Mark Addy
	Title:	President

The General Partner:

PAI GP LLC

By:	/s/ R. Mark Addy
	Name:	R. Mark Addy
	Title:	President

[Signature Page to Contribution Agreement]

EXHIBIT A

THE COMPANY

Burwood Station LLC, a Delaware limited liability company

A-1

EXHIBIT B

DESCRIPTION OF REAL PROPERTY

All those lots or parcels of ground situate in Anne Arundel County, State of Maryland and being more particularly described as follows:

BEING KNOWN AND DESIGNATED as Parcels A, B, E & F and Parcels C-R, D-R and Section 1RR as shown on plat entitled “Second Revision, Administrative Lot Line Plat, Plat 1 of 2 and Plat 2 of 2 Resubdivision Section One-R and Parcel C, Burwood Village Center formerly Burwood Plaza Revised”, which plat is recorded among the Land Records of Anne Arundel County in Plat Book No. 249, Pages 37 and 38, Plat Nos. 13014 and 13015.

SAVING AND EXCEPTING THEREFROM 1.4384 acres of land, more or less, of Section 1RR, as shown on the plat entitled “Proposed 100 Year Flood Plain Area, Burwood Plaza” dated April 25, 2003 prepared by the Tech Group, Incorporated and attached to a Deed dated November 12, 2003, by and between Burwood Village Center, LLC, a Delaware limited liability company, and Anne Arundel County, Maryland, and recorded among the Land Records of Anne Arundel County in Book 14140, page 627.

B-1

EXHIBIT C

DESCRIPTION OF LOANS

Revolving credit facility between Burwood Station LLC and PNC Bank, N.A. in the amount of $11.97 million and any of the Loan Documents related thereto.

C-1

EXHIBIT D

SCHEDULE OF EXISTING TITLE INSURANCE POLICY

Owner’s Policy of Title Insurance issued by Chicago Title Insurance Company in the insured amount of $16,600,000.00 to Burwood Station LLC dated as of December 5, 2011.

D-1

EXHIBIT E

FORM OF ASSIGNMENT AND ACCEPTANCE

[see attached]

E-1

EXHIBIT F

SCHEDULE OF LEASES

Database:	MRI_PROD	Rent Roll	Page:	1
Bldg Status:	Active only	BURWOOD STATION LLC	Date:	11/29/2011
		11/29/2011	Time:	08:48 AM

	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
Bldg Id-Unit Id											Cat	Date	Monthly Amount	PSF

Vacant Units

010006 -7073	Vacant			1,500

010006 -7089A	Vacant			4,500

010006 -7089E	Vacant			1,800

Occupied Units

010006 -1608A	James L. Clagett, DDS	11/9/2011	7/31/2013	3,400	6,998.90	24.70	1,208.24				HLD	8/1/2013	7,208.87	25.44
									0		RNT	8/1/2012	7,208.87	25.44
											RNT	8/1/2013	7,425.14	26.21
											RNT	8/1/2014	7,647.89	26.99
											RNT	8/1/2015	7,877.33	27.80
											RNT	8/1/2016	8,113.65	28.64
											RNT	8/1/2017	8,357.06	29.50
											RNT	8/1/2018	8,607.77	30.38
											RNT	8/1/2019	8,866.00	31.29
											RNT	8/1/2020	9,131.98	32.23
											RNT	8/1/2021	9,405.94	33.20
											RNT	8/1/2022	9,688.12	34.19

						CAM	917.84
						PTX	290.40

010006 -1608B	Flynn & O’Hara Uniform	11/9/2011	4/30/2016	3,800	5,880.50	18.57	1,250.62				HLD	5/1/2016	3,119.31	9.85
									0		RNT	5/1/2014	6,056.92	19.13
											RNT	5/1/2015	6,238.62	19.70

						CAM	839.28
						INS	86.78
						PTX	324.56

010006 -7060	Dunkin’ Donuts/Baskin Robbins	11/9/2011	7/31/2014	3,119	4,583.34	17.63	599.84				HLD	8/1/2014	4,583.34	17.63
									0		RNT	8/1/2014	5,041.67	19.40
											RNT	8/1/2019	5,545.84	21.34

						CAM	599.84

010006 -7063	The Bank of Glen Burnie	11/9/2011	1/31/2015	2,500	8,955.39	42.99	798.73				HLD	2/1/2015	4,892.90	23.49
									0		RNT	2/1/2012	9,224.05	44.28
											RNT	2/1/2013	9,500.78	45.60
											RNT	2/1/2014	9,785.80	46.97
											RNT	2/1/2015	10,079.37	48.38
											RNT	2/1/2016	10,381.75	49.83
											RNT	2/1/2017	10,693.21	51.33
											RNT	2/1/2018	11,014.00	52.87
											RNT	2/1/2019	11,344.42	54.45

Database:	MRI_PROD	Rent Roll	Page:	2
Bldg Status:	Active only	BURWOOD STATION LLC	Date:	11/29/2011
		11/29/2011	Time:	08:48 AM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

											RNT	2/1/2020	11,684.76	56.09
											RNT	2/1/2021	12,035.30	57.77
											RNT	2/1/2022	12,396.36	59.50
											RNT	2/1/2023	12,768.25	61.29
											RNT	2/1/2024	13,151.30	63.13
						CAM	798.73

010006 -7067A	Doc’s Liquors	11/9/2011	6/30/2013	2,400	3,716.00	18.58	797.39				HLD	7/1/2013	3,826.00	19.13
									0		RNT	7/1/2012	3,826.00	19.13
											RNT	7/1/2013	3,940.78	19.70
											RNT	7/1/2014	4,059.00	20.30
											RNT	7/1/2015	4,180.77	20.90
											RNT	7/1/2016	4,306.20	21.53
											RNT	7/1/2017	4,435.38	22.18
											RNT	7/1/2018	4,568.44	22.84
											RNT	7/1/2019	4,705.50	23.53
											RNT	7/1/2020	4,846.66	24.23
											RNT	7/1/2021	4,992.06	24.96
											RNT	7/1/2022	5,141.82	25.71
						CAM	592.40
						PTX	204.99

010006 -7067B	Ulery Dental & Orthodontics	11/9/2011	2/28/2013	2,190	2,500.00	13.70					HLD	3/1/2013	2,500.00	13.70
									0		RNT	3/1/2013	2,575.00	14.11

010006 -7067C	Edna Lee Dance Studio	11/9/2011	11/30/2016	4,690	3,341.90	8.55	1,309.55				HLD	12/1/2016	3,874.18	9.91
									0		RNT	12/1/2011	3,442.16	8.81
											RNT	12/1/2012	3,545.42	9.07
											RNT	12/1/2013	3,651.78	9.34
											RNT	12/1/2014	3,761.34	9.62
											RNT	12/1/2015	3,874.18	9.91
						CAM	908.97
						PTX	400.58

010006 -7069	Food Lion	11/9/2011	10/15/2022	37,665	34,526.25	11.00	4,427.39				HLD	10/16/2022	18,047.82	5.75
									0		RNT	10/16/2012	36,095.63	11.50
											RNT	10/16/2022	37,665.00	12.00
											RNT	10/16/2027	39,234.38	12.50
											RNT	10/16/2032	40,803.75	13.00
											RNT	10/16/2037	42,373.13	13.50
						CAM	4,427.39

010006 -7075	QQ China	11/9/2011	3/31/2015	1,500	2,317.50	18.54	360.00				HLD	4/1/2015	2,532.39	20.26
									0		RNT	4/1/2012	2,387.03	19.10
											RNT	4/1/2013	2,458.64	19.67
											RNT	4/1/2014	2,532.39	20.26
											RNT	4/1/2015	2,608.37	20.87
											RNT	4/1/2016	2,686.62	21.49

Database:	MRI_PROD	Rent Roll	Page:	3
Bldg Status:	Active only	BURWOOD STATION LLC	Date:	11/29/2011
		11/29/2011	Time:	08:48 AM

				GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration								Cat	Date	Monthly Amount	PSF

											RNT	4/1/2017	2,767.22	22.14
											RNT	4/1/2018	2,850.23	22.80
											RNT	4/1/2019	2,935.74	23.49
											RNT	4/1/2020	1.00	0.01

						CAM	225.00
						PTX	135.00

010006 -7077	Dollar General	11/9/2011	4/30/2014	12,000	10,500.00	10.50	2,250.00				HLD	5/1/2014	5,250.00	5.25
									0		RNT	5/1/2014	11,250.00	11.25

						CAM	1,330.00
						INS	260.00
						PTX	660.00

010006 -7083	PRO Physical Therapy	11/9/2011	5/31/2021	2,460	4,100.00	20.00	512.50				HLD	6/1/2021	2,306.25	11.25
									0		RNT	6/1/2016	4,612.50	22.50
											RNT	6/1/2021	5,188.55	25.31
											RNT	6/1/2026	5,838.40	28.48

						CAM	293.15
						PTX	219.35

010006 -7085	Burwood Cleaners	11/9/2011	3/31/2014	1,200	1,994.86	19.95	309.90				HLD	4/1/2014	2,116.34	21.16
									0		RNT	4/1/2012	2,054.70	20.55
											RNT	4/1/2013	2,116.34	21.16

						CAM	207.41
						PTX	102.49

010006 -7087	Pro Tips Nail Salon	11/9/2011	6/30/2017	1,230	2,240.13	21.85	400.96				HLD	7/1/2017	2,596.93	25.34
									0		RNT	7/1/2012	2,307.34	22.51
											RNT	7/1/2013	2,376.56	23.19
											RNT	7/1/2014	2,447.85	23.88
											RNT	7/1/2015	2,521.29	24.60
											RNT	7/1/2016	2,596.93	25.34
						CAM	295.90
						PTX	105.06

010006 -7089B	Bright Start Child Development Ce	11/9/2011	9/30/2013	1,800	2,062.50	13.75	426.00				HLD	10/1/2013	2,124.38	14.16
									0		RNT	10/1/2012	2,124.38	14.16

						CAM	265.50
						PTX	160.50

010006 -7089C	Buffalo Wings and Beer	11/9/2011	3/31/2014	3,600	4,614.92	15.38	1,143.53				HLD	4/1/2014	4,895.96	16.32
									0		RNT	4/1/2012	4,753.36	15.84
											RNT	4/1/2013	4,895.96	16.32
											RNT	4/1/2014	5,042.84	16.81
											RNT	4/1/2015	5,194.12	17.31
											RNT	4/1/2016	5,349.95	17.83
											RNT	4/1/2017	5,510.45	18.37
											RNT	4/1/2018	5,675.76	18.92

Database:	MRI_PROD	Rent Roll	Page:	4
Bldg Status:	Active only	BURWOOD STATION LLC	Date:	11/29/2011
		11/29/2011	Time:	08:48 AM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rate	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

											RNT	4/1/2019	5,846.03	19.49
											RNT	4/1/2020	6,021.41	20.07
											RNT	4/1/2021	6.202.06	20.67
											RNT	4/1/2022	6,388.12	21.29
											RNT	4/1/2023	6,579.76	21.93

						CAM	836.05
						PTX	307.48

010006 -7089F	Italian Corner Cafe	11/9/2011	1/31/2015	3,600	5,826.00	19.42	1,214.81				HLD	2/1/2015	6,366.00	21.22
									0		RNT	1/1/2012	6,000.00	20.00
											RNT	1/1/2013	6,180.00	20.60
											RNT	1/1/2014	6,366.00	21.22
											RNT	2/1/2015	6,556.98	21.86
											RNT	2/1/2016	6,753.69	22.51
											RNT	2/1/2017	6,956.30	23.19
											RNT	2/1/2018	7,164.99	23.88
											RNT	2/1/2019	7,379.94	24.60
											RNT	2/1/2020	7,601.34	25.34
											RNT	2/1/2021	7,829.38	26.10
											RNT	2/1/2022	8,064.26	26.88
											RNT	2/1/2023	8,306.19	27.69
											RNT	2/1/2024	8,555.37	28.52

						CAM	907.33
						PTX	307.48

010006 -7095	CVS	11/9/2011	1/31/2026	10,880	8,333.33	9.19	1,647.99				HLD	2/1/2026	4,166.67	4.60
									0		RNT	2/1/2026	8,750.00	9.65
											RNT	2/1/2031	9,187.50	10.13
											RNT	2/1/2036	9,648.88	10.64
											RNT	2/1/2041	10,129.22	11.17

						CAM	1,647.99

Totals:	Occupied Sqft:	92.63%	17 Units	98,034	112,491.52		18,657.45			0.00
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	7.37%	3 Units	7,800
	Total Sqft:		20 Units	105,834	112,491.52

Total BURWOOD STATION LLC:
	Occupied Sqft:	92.63%	17 Units	98,034	112,491.52		18,657.45			0.00
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	7.37%	3 Units	7,800
	Total Sqft:		20 Units	105,834	112,491.52

Database:	MRI_PROD	Rent Roll	Page:	5
Bldg Status:	Active only	BURWOOD STATION LLC	Date:	11/29/2011
		11/29/2011	Time:	08:48 AM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

Grand Total:
	Occupied Sqft:	92.63%	17 Units	98,034	112,491.52		18,657.45			0.00
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	7.37%	3 Units	7,800
	Total Sqft:		20 Units	105,834	112,491.52

EXHIBIT G

SCHEDULE OF CONTRACTS

SHOPPING CENTER	TITLE OF CONTRACT	TYPE OF SERVICE AGREEMENT CONTRACT	NAME OF VENDOR	DATE	MONTHLY COST

BURWOOD VILLAGE CENTER	Landscaping Contract	Denison Landscaping	Landscaping	11/9/2011	$1,883.40
	Sweeping Contract	KeLi Enterprises	Sweeping	11/9/2011	$1,500.00
	On-Site Maintenance Contract	KeLi Enterprises	On-Site Maintenance	11/9/2011	$264.00

G-1

EXHIBIT H

RENT ROLL

Database:	MRI_PROD	Rent Roll	Page:	1
Bldg Status:	Active only	BURWOOD STATION LLC	Date:	11/29/2011
		11/29/2011	Time:	08:48 AM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

Vacant Units

010006 -7073	Vacant			1,500

010006 -7089A	Vacant			4,500

010006 -7089E	Vacant			1,800

Occupied Units

010006 -1608A	James L. Clagett, DDS	11/9/2011	7/31/2013	3,400	6,998.90	24.70	1,208.24				HLD	8/1/2013	7,208.87	25.44
									0		RNT	8/1/2012	7,208.87	25.44
											RNT	8/1/2013	7,425.14	26.21
											RNT	8/1/2014	7,647.89	26.99
											RNT	8/1/2015	7,877.33	27.90
											RNT	8/1/2016	8,113.65	28.64
											RNT	8/1/2017	8,357.06	29.50
											RNT	8/1/2018	8,607.77	30.38
											RNT	8/1/2019	8,866.00	31.29
											RNT	8/1/2020	9,131.98	32.23
											RNT	8/1/2021	9,405.94	33.20
											RNT	8/1/2022	9,688.12	34.19

						CAM	917.84
						PTX	290.40

010006 -1608B	Flynn & O’Hara Uniform	11/9/2011	4/30/2016	3,800	5,880.50	18.57	1,250.62				HLD	5/1/2016	3,119.31	9.85
									0		RNT	5/1/2014	6,056.92	19.13
											RNT	5/1/2015	6,238.62	19.70

						CAM	839.28
						INS	86.78
						PTS	324.56

010006 -7060	Dunkin’ Donuts/Baskin Robbins	11/9/2011	7/31/2014	3,119	4,583.34	17.63	599.84				HLD	8/1/2014	4,583.34	17.63
									0		RNT	8/1/2014	5,041.67	19.40
											RNT	8/1/2019	5,545.84	21.34

						CAM	599.84

010006 -7063	The Bank of Glen Burnie	11/9/2011	1/31/2015	2,500	8,955.39	42.99	798.73				HLD	2/1/2015	4,892.90	23.49
									0		RNT	2/1/2012	9,224.05	44.28
											RNT	2/1/2013	9,500.78	45.60
											RNT	2/1/2014	9,785.90	46.97
											RNT	2/1/2015	10,079.37	48.38
											RNT	2/1/2016	10,381.75	49.83
											RNT	2/1/2017	10,693.21	51.33
											RNT	2/1/2018	11,014.00	52.87
											RNT	2/1/2019	11,344.42	54.45

Database:	MRI_PROD	Rent Roll	Page:	2
Bldg Status:	Active only	BURWOOD STATION LLC	Date:	11/29/2011
		11/29/2011	Time:	08:48 AM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

											RNT	2/1/2020	11,684.76	56.09
											RNT	2/1/2021	12,035.30	57.77
											RNT	2/1/2022	12,396.36	59.50
											RNT	2/1/2023	12,768.25	61.29
											RNT	2/1/2024	13,151.30	63.13

						CAM	798.73

010006 -7067A	Doc’s Liquors	11/9/2011	6/30/2013	2,400	3,716.00	18.58	797.39				HLD	7/1/2013	3,826.00	19.13
									0		RNT	7/1/2012	3,826.00	19.13
											RNT	7/1/2013	3,940.78	19.70
											RNT	7/1/2014	4,059.00	20.30
											RNT	7/1/2015	4,180.77	20.90
											RNT	7/1/2016	4,306.20	21.53
											RNT	7/1/2017	4,435.38	22.18
											RNT	7/1/2018	4,568.44	22.84
											RNT	7/1/2019	4,705.50	23.53
											RNT	7/1/2020	4,846.66	24.23
											RNT	7/1/2021	4,992.06	24.96
											RNT	7/1/2022	5,141.82	25.71

						CAM	592.40
						PTX	204.99

010006 -7067B	Ulery Dental & Orthodontics	11/9/2011	2/28/2013	2,190	2,500.00	13.70					HLD	3/1/2013	2,500.00	13.70
									0		RNT	3/1/2013	2,575.00	14.11

010006 -7067C	Edna Lee Dance Studio	11/9/2011	11/30/2016	4,690	3,341.90	8.55	1,309.55				HLD	12/1/2016	3,874.18	9.91
									0		RNT	12/1/2011	3,442.16	8.81
											RNT	12/1/2012	3,545.42	9.07
											RNT	12/1/2013	3,651.78	9.34
											RNT	12/1/2014	3,761.34	9.62
											RNT	12/1/2015	3,874.18	9.91

						CAM	908.97
						PTX	400.58

010006 -7069	Food Lion	11/9/2011	10/15/2022	37,665	34,526.25	11.00	4,427.39				HLD	10/16/2022	18,047.82	5.75
									0		RNT	10/16/2012	36,095.63	11.50
											RNT	10/16/2022	37,665.00	12.00
											RNT	10/16/2027	39,234.38	12.50
											RNT	10/16/2032	40,803.75	13.00
											RNT	10/16/2037	42,373.13	13.50

						CAM	4,427.39

010006 -7075	QQ China	11/9/2011	3/31/2015	1,500	2,317.50	18.54	360.00				HLD	4/1/2015	2,532.39	20.26
									0		RNT	4/1/2012	2,387.03	19.10
											RNT	4/1/2013	2,458.64	19.67
											RNT	4/1/2014	2,532.39	20.26
											RNT	4/1/2015	2,608.37	20.87
											RNT	4/1/2016	2,686.62	21.49

Database:	MRI_PROD	Rent Roll	Page:	3
Bldg Status:	Active only	BURWOOD STATION LLC	Date:	11/29/2011
		11/29/2011	Time:	08:48 AM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

											RNT	4/1/2017	2,767.22	22.14
											RNT	4/1/2018	2,850.23	22.80
											RNT	4/1/2019	2,935.74	23.49
											RNT	4/1/2020	1.00	0.01

						CAM	225.00
						PTX	135.00

010006 -7077	Dollar General	11/9/2011	4/30/2014	12,000	10,500.00	10.50	2,250.00				HLD	5/1/2014	5,250.00	5.25
									0		RNT	5/1/2014	11,250.00	11.25

						CAM	1,330.00
						INS	260.00
						PTX	660.00

010006 -7083	PRO Physical Therapy	11/9/2011	5/31/2021	2,460	4,100.00	20.00	512.50				HLD	6/1/2021	2,306.25	11.25
									0		RNT	6/1/2016	4,612.50	22.50
											RNT	6/1/2021	5,188.55	25.31
											RNT	6/1/2026	5,838.40	28.48

						CAM	293.15
						PTX	219.35

010006 -7085	Burwood Cleaners	11/9/2011	3/31/2014	1,200	1,994.86	19.95	309.90				HLD	4/1/2014	2,116.34	21.16
									0		RNT	4/1/2012	2,054.70	20.55
											RNT	4/1/2013	2,116.34	21.16

						CAM	207.41
						PTX	102.49

010006 -7087	Pro Tips Nail Salon	11/9/2011	6/30/2017	1,230	2,240.13	21.85	400.96				HLD	7/1/2017	2,596.93	25.34
									0		RNT	7/1/2012	2,307.34	22.51
											RNT	7/1/2013	2,376.56	23.19
											RNT	7/1/2014	2,447.85	23.88
											RNT	7/1/2015	2,521.29	24.60
											RNT	7/1/2016	2,596.93	25.34

						CAM	295.90
						PTX	105.06

010006 -7089B	Bright Start Child Development Ce	11/9/2011	9/30/2013	1,800	2,062.50	13.75	426.00				HLD	10/1/2013	2,124.38	14.16
									0		RNT	10/1/2012	2,124.38	14.16

						CAM	265.50
						PTX	160.50

010006 -7089C	Buffalo Wings and Beer	11/9/2011	3/31/2014	3,600	4,614.92	15.38	1,143.53				HLD	4/1/2014	4,895.96	16.32
									0		RNT	4/1/2012	4,753.36	15.84
											RNT	4/1/2013	4,895.96	16.32
											RNT	4/1/2014	5,042.84	16.81
											RNT	4/1/2015	5,194.12	17.31
											RNT	4/1/2016	5,349.95	17.83
											RNT	4/1/2017	5,510.45	18.37
											RNT	4/1/2018	5,675.76	18.92

Database:	MRI_PROD	Rent Roll	Page:	4
Bldg Status:	Active only	BURWOOD STATION LLC	Date:	11/29/2011
		11/29/2011	Time:	08:48 AM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

											RNT	4/1/2019	5,846.03	19.49
											RNT	4/1/2020	6,021.41	20.07
											RNT	4/1/2021	6,202.06	20.67
											RNT	4/1/2022	6,388.12	21.29
											RNT	4/1/2023	6,579.76	21.93

						CAM	836.05
						PTX	307.48

010006 -7089F	Italian Corner Cafe	11/9/2011	1/31/2015	3,600	5,826.00	19.42	1,214.81				HLD	2/1/2015	6,366.00	21.22
									0		RNT	1/1/2012	6,000.00	20.00
											RNT	1/1/2013	6,180.00	20.60
											RNT	1/1/2014	6,366.00	21.22
											RNT	2/1/2015	6,556.98	21.96
											RNT	2/1/2016	6,753.69	22.61
											RNT	2/1/2017	6,956.30	23.19
											RNT	2/1/2018	7,164.99	23.88
											RNT	2/1/2019	7,379.94	24.60
											RNT	2/1/2020	7,601.34	25.34
											RNT	2/1/2021	7,829.38	26.10
											RNT	2/1/2022	8,064.26	29.88
											RNT	2/1/2023	8,306.19	27.69
											RNT	2/1/2024	8,555.37	28.52

						CAM	907.33
						PTX	307.48

010006 -7095	CVS	11/9/2011	1/31/2026	10,880	8,333.33	9.19	1,647.99				HLD	2/1/2026	4,166.67	4.60
									0		RNT	2/1/2026	8,750.00	9.65
											RNT	2/1/2031	9,187.50	10.13
											RNT	2/1/2036	9,648.88	10.64
											RNT	2/1/2041	10,129.22	11.17
						CAM	1,647.99

Totals:	Occupied Sqft:	92.63%	17 Units	98,034	112,491.52		18,657.45			0.00
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	7.37%	3 Units	7,800
	Total Sqft:		20 Units	105,834	112,491.52

Total BURWOOD STATION LLC:
	Occupied Sqft:	92.63%	17 Units	98,034	112,491.52		18,657.45			0.00
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	7.37%	3 Units	7,800
	Total Sqft:		20 Units	105,834	112,491.52

Database:	MRI_PROD	Rent Roll	Page:	5
Bldg Status:	Active only	BURWOOD STATION LLC	Date:	11/29/2011
		11/29/2011	Time:	08:48 AM

Bldg Id-Unit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Other	Monthly Income	Future Rent Increases
											Cat	Date	Monthly Amount	PSF

Grand Total:
	Occupied Sqft:	92.63%	17 Units	98,034	112,491.52		18,657.45			0.00
	Leased / Unoccupied Sqft:		0 Units	0
	Short Term / Vacant Sqft:	7.37%	3 Units	7,800
	Total Sqft:		20 Units	105,834	112,491.52

EXHIBIT I

SCHEDULE OF LEASING COMMISSION AGREEMENTS

None

I-1

EXHIBIT J

PERCENTAGE RENT AND CAM

Bldg Name	Tenant	Tenant Type	Sales Year End	Square Feet	Breakpoint	Percent over Breakpoint
BURWOOD STATION LLC	Food Lion	Full Service Grocery Store	12/2011	37,664	$41,431,500	1.0%
BURWOOD STATION LLC	Burwood Cleaners	Dry-Cleaning and Laundry Drop-Off	12/2011	1,200	$398,971	6.0%
BURWOOD STATION LLC	Buffalo Wings and Beer	Restaurant	12/2011	3,600	$1,107,580	5.0%
BURWOOD STATION LLC	Italian Corner Café	Restaurant	12/2011	3,600	$1,200,000	5.0%

J-1